UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 8, 2025

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

6655 Peachtree Dunwoody Road
Atlanta,	GA	30328
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 8, 2025, Asbury Automotive Group, Inc. (the “Company”) announced that, effective following the Company’s 2026 Annual Meeting of Stockholders expected to be held in May of 2026 (the “Transition Date”), David W. Hult will transition from his position as President and Chief Executive Officer to the role of Executive Chairman and the Company expects to nominate Mr. Hult to be elected for continued service on the Board at the 2026 Annual Meeting of Stockholders. Mr. Hult notified the Company of his decision to transition from his position of President and Chief Executive Officer on December 4, 2025.
In connection with Mr. Hult’s transition to Executive Chairman, Mr. Hult and the Company entered into an amendment (the “Third Amendment”) to Mr. Hult’s Employment Agreement dated October 23, 2014, as previously amended through June 5, 2020 (the “Employment Agreement”). Under the Third Amendment, the Employment Agreement will continue in effect through December 31, 2027 and, unless either party gives at least 90 days’ prior written notice of termination, will renew for an additional one-year period thereafter. Under the Third Amendment, Mr. Hult will be eligible for the following compensation during his service as Executive Chairman:
•base salary at the following annual rates over the following periods: $750,000 from the date immediately following the Transition Date through December 31, 2026; $525,000 from January 1, 2027 through December 31, 2027; and $300,000 from and after January 1, 2028 (as applicable), unless otherwise determined by the Compensation & Human Resources Committee (the “Compensation Committee”) of the Board of the Board of Directors of the Company (the “Board”) in its discretion;
•eligibility for a discretionary annual incentive bonus determined by the Compensation Committee based on achievement of applicable performance objectives, with a target opportunity of: (a) for 2026, a blended rate of 135% of base salary for the period from January 1, 2026 through the Transition Date and 100% of base salary for the period from the day following the Transition Date through December 31, 2026; and (b) for 2027 and 2028 (as applicable), 100% of base salary;
•use of a Company car during his employment;
•in lieu of the severance protections previously provided under the Employment Agreement, if Mr. Hult’s employment is terminated by the Company prior to December 31, 2027 for any reason other than “cause” (as defined in the Employment Agreement), Mr. Hult will be entitled to (1) payments equal to 200% of his base salary and 100% of his target annual bonus, (2) a pro-rata bonus for the year of termination based on actual performance for the applicable year, and (3) continued participation in health, dental, disability and life insurance plans for up to 12 months after termination (or an economically equivalent benefit); and
•if Mr. Hult’s employment terminates for any reason other than by the Company for cause, all unvested equity and long-term incentive awards held by Mr. Hult will become 100% vested.
Severance compensation under the amended Employment Agreement (except in the case of death or disability) is generally conditioned on Mr. Hult executing a release of claims in favor of the Company. Except as amended by the Third Amendment, the terms of the Employment Agreement, as previously disclosed, continue to apply. A copy of the Third Amendment to Mr. Hult’s Employment Agreement entered into with the Company in connection with his transition to Executive Chairman of the Company is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.
Also on December 8, 2025, the Company announced that the Board elected Daniel E. Clara, the Company’s Chief Operating Officer, to serve as President and Chief Executive Officer of the Company, beginning on the Transition Date. Mr. Clara, age 45, joined the Company in 2002 and most recently assumed the position as Chief Operating Officer of the Company in February 2025. Mr. Clara has also held several other positions with the Company, including Senior Vice President, Operations from January 2020 to February 2025, Vice President of Market Operations, Managing Market Director, General Manager, General Sales Manager, Used Car Manager, New Car Sales Manager, F&I Manager and Client Advisor. Mr. Clara received his bachelor’s degree in International Business from Northwood University. He also completed the Wharton Advanced Management Program at University of Pennsylvania. Mr. Clara’s compensatory arrangement in connection with his promotion to President and Chief Executive Officer of the Company has not been determined at this time. The Company will file an amendment to this Current Report disclosing such information when it has been determined.
In connection with Mr. Clara’s promotion, the Company expects to nominate Mr. Clara to be elected as a member of the Board at the 2026 Annual Meeting of Stockholders.

A copy of the press release announcing the transition of Mr. Hult to Executive Chairman and the election of Mr. Clara to serve as President and Chief Executive Officer is attached hereto as Exhibit 99.2 to this Current Report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

99.1	Third Amendment to Employment Agreement, dated December 5, 2025, by and between Asbury Automotive Group, Inc. and David W. Hult
99.2	Press Release, dated December 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: December 8, 2025	By:	/s/ Dean A. Calloway
	Name:	Dean A. Calloway
	Title:	Senior Vice President, General Counsel & Secretary